12. Related Party Transactions	3 Months Ended	12 Months Ended
	Mar. 31, 2016	Dec. 31, 2015
Related Party Transactions [Abstract]
Related Party Transactions

On February 9, 2016, the Company entered into a letter agreement (the “Agreement”) with Miriam Blech and River Charitable Remainder Unitrust f/b/o Isaac Blech, who together control all of the Company’s Series C Preferred Stock.  Pursuant to the Agreement, the parties agreed to postpone payment of the annual dividend on the Company’s Series C Preferred Stock until five (5) business days following the day on which the Company holds an annual or special meeting of its stockholders where the stockholders approve a proposal to increase the authorized capital stock of the Company.

Associated with the March 10, 2016 financing, Mr. Isaac Blech and his affiliates agreed that the Company does not have to reserve shares of common stock for the conversion of their Series C Preferred Stock and underlying warrants until five (5) business days following the day on which the Company holds an annual or special meeting of its stockholders where the stockholders approve a proposal to increase the authorized capital stock of the Company. In addition, Mr. Blech and his affiliates agreed not to convert the Series C Preferred Stock or exercise the underlying warrants into shares of the Company’s common stock, until such time as the Company’s stockholders approve a proposal to increase the authorized capital stock of the Company.

Centurion Holdings, of which Mr. Grano, the Company’s Chairman and CEO, and a majority shareholder, has a sublease agreement for a portion of its office in New York with IPSA. The lease is at market rates of $21,609 per month and constitutes IPSA’s New York Office. The lease expires Aug 2018.

On January 16, 2014, the Company paid dividends on its Series C Preferred Stock in Common Stock of the Company.  Of this dividend, $140,000, equating to 241,379 shares was paid to River Charitable Remainder Unitrust f/b/o Isaac Blech, which is controlled by Isaac Blech, Vice Chairman of the Company’s Board of Directors.

On January 22, 2015, we paid dividends on our Series C Preferred Stock in Common Stock of the Company.  Of this dividend, $140,000, represented by 90,323 shares, was paid to River Charitable Remainder Unitrust f/b/o Isaac Blech.  On January 16, 2014, we paid dividends on our Series C Preferred Stock in Common Stock of the Company.  Of this dividend, $140,000, equating to 241,379, shares was paid to River Charitable Remainder Unitrust f/b/o Isaac Blech.  River Charitable Remainder Unitrust f/b/o Isaac Blech is controlled by Isaac Blech, Vice Chairman of the Company’s Board of Directors.

On February 9, 2015, the Company acquired IPSA International Inc. (“IPSA”). Mr. Joseph Grano, our Chief Executive Officer and Chairman of the Board, served, at the time of the acquisition, on the Advisory Board of IPSA.  In addition, Centurion Holdings of which Mr. Grano is a majority owner, was an approximately 5% stockholder of IPSA.  In consideration for the acquisition of IPSA, we paid approximately $15.8 million in cash and shares of our common stock to the stockholders of IPSA. Centurion received approximately $722,000 of such consideration.  Mr. Grano recused himself from all matters and voting processes related to the transaction.

Mr. Dan Wachtler, was the CEO and Chairman at the time of the IPSA acquisition and is now CEO of our IPSA subsidiary as well as a Director of the Company. Mr. Wachtler received approximately $9,478,000 of the consideration for the acquisition of IPSA.

Centurion Holdings, of which Mr. Grano is a majority owner, has a sublease agreement for a portion of its office in New York with IPSA.  The sublease is at market rates and constitutes IPSA’s New York Office.  The lease expires in August 2018.  The base rent for the sublease is approximately $204,000 per year.

On February 20, 2015 the Company paid a dividend to IPSA’s shareholders in the amount of $1,100,000.  The dividend had been declared and accrued on IPSA’s books on December 31, 2014, prior to the merger agreement with the Company.  $659,892 of this dividend was paid to Mr. Wachtler and $50,294 of this dividend was paid to Centurion Holdings, a Company whose majority owner is Mr. Grano.

On August 11, 2015, the Company entered into an exchange agreement (the “Exchange Agreement”) with the holders of outstanding warrants to purchase shares of the Company’s common stock (the “Holders”).  The Holders consist of (i) River Charitable Remainder Unitrust f/b/o Isaac Blech (the “Trust”), of which Isaac Blech, a current Director of the Company, is the sole trustee; and (ii) Miriam Blech, the wife of Isaac Blech.  See Note 11 for further discussion on the Exchange Agreement.

On November 5, 2015, the Company entered into securities purchase agreements with a group of accredited investors, pursuant to which the Company issued 768,864 shares of common stock at a purchase price of $1.10 per share. In addition, the Company agreed to issue warrants to purchase up to 192,215 shares of the Corporation’s common stock in the aggregate, at an exercise price of $1.50 per share (the “Warrants”). The Warrants have a term of five years and may be exercised at any time from or after the date of issuance and contain customary, structural anti-dilution protection (i.e., stock splits, dividends, etc). Upon closing of this equity financing, the Company received proceeds of $845,750.  Two of the accredited investors are Dan Wachtler, CEO of the IPSA subsidiary, who invested $250,000 and was issued 227,273 shares of common stock and 56,818 warrants, and John Catsimatidis, a member of the Board of Directors of the Company, who invested $242,750 and was issued 220,682 shares of common stock and 55,170 warrants.

On February 9, 2016, the Company entered into a letter agreement (the “Agreement”) with Miriam Blech and River Charitable Remainder Unitrust f/b/o Isaac Blech, who together control all of the Company’s Series C Preferred Stock.  Pursuant to the Agreement, the parties agreed to postpone payment of the annual dividend on the Company’s Series C Preferred Stock until five (5) business days following the day on which the Company holds an annual or special meeting of its stockholders where the stockholders are presented with a proposal to increase the authorized capital stock of the Company.

During 2015, the Company incurred $148,945 in public relations and marketing expenses from, ZITO Partners, a Company Shareholder.  In March  2015 Robert Zito invested $500,000 in the Company, receiving 454,545 shares of Common Stock and 227,273 $1.10 five year warrants. In 2016 Robert Zito invested $250,000 in the Company, receiving 227,273 shares of Common Stock and 227,273 $1.10 five year warrants.

As of December 31, 2015, the Company owed  members of the Board of Directos, $222,000 in fees for various Board of Director, Audit Committee and Compensation Committee Fees.

Associated with the March 10, 2016 financing, Mr. Isaac Blech and his affiliates agreed that the Company does not have to reserve shares of common stock for the conversion of their Series C Preferred Stock and underlying warrants until five days after the Company holds a special or annual meeting of stockholders.

See Note 14 for description of a related party leasing arrangement.